Exhibit 99.1
2008 Financial Information Second Quarter
Table of Contents

Earnings Release	Pages 1-4

Consolidated Financial Highlights	Page 5

Consolidated Balance Sheets	Page 6

Average Consolidated Balance Sheets	Page 7

Average Consolidated Balance Sheets	Pages 8
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 9

Consolidated Statements of Income and Comprehensive Income	Page 10
(Linked Quarters)

Asset Quality Information	Page 11

Noninterest Income and Noninterest Expense Detail	Page 12

Allowance for Loan Losses — Net Charge-off Detail	Page 13
FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308
Corporate Communications and Investor Relations
Thomas P. O’Malley
p.330-384-7109

FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts/Media Contact: Thomas O’Malley
Director Corporate Communications/Investor Relations Officer
Phone: 330.384.7109
FirstMerit Reports Second Quarter 2008 EPS of $0.36 Per Share
Akron, Ohio (July 22, 2008) — FirstMerit Corporation (Nasdaq: FMER) today announced second quarter 2008 net income of $29.2 million, or $0.36 per diluted share. This compares with $31.4 million, or $0.39 per diluted share, for the first quarter 2008 and $29.9 million, or $0.37 per diluted share, for the second quarter 2007.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the second quarter 2008 were 12.31% and 1.11%, respectively, compared with 13.56% and 1.22%, respectively, for the first quarter 2008 and 13.75% and 1.16% for the second quarter 2007.
“Our second quarter financial results reflect the many initiatives that we have taken over the past several quarters to increase revenues, control expenses, and improve our credit quality. We are pleased to report revenue gains supported by net interest margin expansion, solid credit quality, continued capital strength and expense management,” said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit Corporation. “Our unwavering focus on executing our super community banking model is generating positive results amidst a challenging environment. We believe our competitive array of financial services and products combined with our excellence in customer service will increase profitability and enhance shareholder value over the longer term.”
Mr. Greig continued, “Commercial loan growth continued the strong momentum established in the first quarter. Relative economic stability and emerging opportunities in our markets are providing us a foundation to grow the balance sheet. Importantly, incentives within the organization remain aligned with maintaining a high standard of credit quality and the profitable expansion and penetration of our customer base.”
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FirstMerit Reports Second Quarter 2008 EPS Results/ Page 2
Net interest margin was 3.69% for the second quarter of 2008 compared with 3.60% for the first quarter of 2008 and 3.62% for the second quarter of 2007. Reduced funding costs compared with the first quarter of 2008 and the second quarter of 2007 due to an increased composition of lower cost core deposits along with lower liability pricing from a falling interest rate environment supported margin expansion over both periods.
Average loans during the second quarter of 2008 increased $116.7 million, or 1.66%, compared with the first quarter of 2008 and increased $137.9 million, or 1.97%, compared with the second quarter of 2007. Increases in the respective periods were driven by average commercial loan growth of $127.7 million, or 3.24%, and $223.9 million, or 5.82%.
During the second quarter of 2008 the Company increased its average core deposits, which excludes time deposits, by $127.2 million, or 2.85%, compared with the first quarter of 2008, and $128.8 million, or 2.88%, compared with the second quarter of 2007.
The Company’s investment portfolio yield decreased slightly in the second quarter of 2008, to 4.90%, compared with 4.91% in the first quarter of 2008, and increased from 4.72% in the second quarter of 2007. The increased investment portfolio yields compared with the second quarter of 2007 positively impacted the year-over-year increase in the net interest margin.
Net interest income on a fully tax-equivalent (“FTE”) basis was $89.0 million in the second quarter 2008 compared with $85.7 million in the first quarter of 2008 and $85.6 million in the second quarter of 2007. The increases in FTE net interest income compared with those two periods resulted from expansion in the net interest margin driven by the aforementioned decrease in liability pricing.
Noninterest income net of securities transactions for the second quarter of 2008 was $48.7 million, a decrease of $3.6 million, or 6.92%, from the first quarter of 2008 and a decrease of $0.2 million, or 0.45%, from the second quarter of 2007. Included in noninterest income in the first quarter 2008 is a $7.9 million gain from the partial redemption of Visa, Inc. shares.
Excluding the $7.9 million gain from the partial redemption of Visa, Inc. shares, noninterest income net of securities transactions increased $4.3 million, or 9.63%. The primary changes in other income for the second quarter of 2008 compared to the first quarter of 2008, were as follows: service charges on deposits increased $1.3 million, or 8.77%, other operating income increased $1.2 million, or 42.7%, and credit card fees increased $1.0 million, or 8.86%.
Other income, net of securities gains, as a percentage of net revenue for the second quarter of 2008 was 35.38% compared with 37.91% for first quarter of 2008 and 36.37% for the second quarter of 2007. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
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FirstMerit Reports Second Quarter 2008 EPS Results/ Page 3
Noninterest expense for the second quarter of 2008 was $80.6 million, a decrease of $0.7 million, or 0.84%, from the first quarter of 2008 and a decrease of $0.8 million, or 1.01%, from the second quarter of 2007. Compared with the second quarter of 2007, professional services fell $1.9 million, down 42.96% due in part to the consulting services necessary to remediate Bank Secrecy Act issues performed in 2007 which were completed during the first quarter of 2008.
Net charge-offs totaled $10.7 million, or 0.60% of average loans, in the second quarter of 2008 compared with $11.3 million, or 0.65% of average loans, in the first quarter 2008 and $7.6 million, or 0.43% of average loans, in the second quarter of 2007.
Nonperforming assets totaled $41.6 million at June 30, 2008, an increase of $6.3 million, or 17.95%, compared with March 31, 2008. Nonperforming assets at June 30, 2008 represented 0.57% of period-end loans plus other real estate compared with 0.50% at March 31, 2008.
The allowance for loan losses totaled $98.2 million at June 30, 2008, an increase of $3.8 million from March 31, 2008. The increase was attributable to additional reserves that were established to address indentified risks associated with the slow down in the housing markets and the decline in residential and commercial real estate values. At June 30, 2008, the allowance for loan losses was 1.36% of period-end loans compared with 1.33% at March 31, 2008. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.46% at June 30, 2008 compared with 1.45% at March 31, 2008. The allowance for credit losses to nonperforming loans was 288.50% at June 30, 2008, compared with 345.59% at March 31, 2008.
FirstMerit’s total assets at June 30, 2008 were $10.6 billion, an increase of $48.0 million, or 0.46%, compared with March 31, 2008 and an increase of $135.7 million, or 1.30%, compared with June 30, 2007. Commercial loan growth of $116.1 million, or 2.89%, compared with March 31, 2008, and $237.3 million, or 6.09%, compared with June 30, 2007, provided the overall asset growth over both periods.
Total deposits were $7.3 billion at June 30, 2008, a decrease of $145.5 million, or 1.96%, from March 31, 2008 and a decrease of $197.3 million, or 2.64%, from June 30, 2007. The decrease compared with both periods was driven by a strategic reduction in the reliance on large brokered and consumer CDs to lower funding costs. Core deposits totaled $4.6 billion at June 30, 2008, an increase of $75.3 million, or 1.65%, from March 31, 2008 and an increase of $200.0 million, or 4.49%, from June 30, 2007.
Shareholders’ equity was $924 million at June 30, 2008, compared with $937 million at March 31, 2008, and $862 million at June 30, 2007. The Company maintained a strong capital position as tangible equity to assets was 7.52% at June 30, 2008, compared with 7.68% and 7.00% at March 31, 2008 and June 30, 2007, respectively. The common dividend per share paid in the second quarter 2008 was $0.29.
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FirstMerit Reports Second Quarter 2008 EPS Results/ Page 4
Second quarter 2008 Conference Call
FirstMerit will host an earnings conference call on July 22, 2008, at 2:00 p.m. EDT to provide an overview of second quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 56237375. A replay of the conference call will be available at approximately 5:00 p.m., on July 22, 2008 through July, 29, 2008, by dialing (800) 642-1687, and entering the PIN: 56237375.
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.6 billion as of June 30, 2008 and 160 banking offices and 175 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
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FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights

(Unaudited)	Quarters
(Dollars in thousands)	2008	2008	2007	2007	2007
EARNINGS	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Net interest income FTE (a)	$88,956	$85,695	$87,647	$86,582	$85,593
Provision for loan losses	14,565	11,521	9,334	7,324	9,967
Other income	48,758	52,854	49,993	49,124	48,930
Other expenses	80,550	81,234	83,295	84,030	81,375
FTE adjustment (a)	1,425	1,396	1,486	1,428	1,368
Net income	29,153	31,443	31,459	30,262	29,885
Diluted EPS	0.36	0.39	0.39	0.38	0.37

PERFORMANCE RATIOS
Return on average assets (ROA)	1.11%	1.22%	1.21%	1.16%	1.16%
Return on average common equity (ROE)	12.31%	13.56%	13.87%	13.71%	13.75%
Net interest margin FTE (a)	3.69%	3.60%	3.66%	3.61%	3.62%
Efficiency ratio	58.38%	58.69%	60.85%	61.76%	60.33%
Number of full-time equivalent employees	2,679	2,676	2,688	2,704	2,725

MARKET DATA
Book value/common share	$11.43	$11.59	$11.39	$11.00	$10.71
Period-end common share mkt value	16.31	20.66	20.01	19.76	20.93
Market as a % of book	143%	178%	176%	180%	195%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	80.56%	74.36%	74.36%	76.32%	78.38%
Average basic common shares	80,855	80,655	80,477	80,467	80,426
Average diluted common shares	80,898	80,722	80,595	80,561	80,570
Period end common shares	80,846	80,879	80,482	80,467	80,477
Common shares repurchased	34,380	5,426	6,066	22,473	36,159
Common stock market capitalization	$1,318,598	$1,670,960	$1,610,445	$1,590,028	$1,684,384

ASSET QUALITY
Gross charge-offs	$14,830	$14,669	$11,768	$12,347	$10,609
Net charge-offs	10,737	11,315	8,940	7,945	7,580
Allowance for loan losses	98,239	94,411	94,205	93,811	94,432
Reserve for unfunded lending commitments	7,310	7,903	7,394	7,409	6,553
Nonperforming assets (NPAs)	41,639	35,301	37,262	34,199	37,038
Net charge-offs/average loans ratio	0.60%	0.65%	0.51%	0.45%	0.43%
Allowance for loan losses/period-end loans	1.36%	1.33%	1.35%	1.34%	1.34%
Allowance for credit losses/period-end loans	1.46%	1.45%	1.45%	1.44%	1.43%
NPAs/loans and other real estate	0.57%	0.50%	0.53%	0.49%	0.52%
Allowance for loan losses/nonperforming loans	268.52%	318.89%	299.70%	314.22%	295.08%
Allowance for credit losses/nonperforming loans	288.50%	345.59%	323.22%	339.04%	315.56%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.52%	7.68%	7.56%	7.24%	7.00%
Average equity to assets	9.06%	8.98%	8.72%	8.45%	8.45%
Average equity to loans	13.34%	13.27%	12.94%	12.49%	12.45%
Average loans to deposits	97.29%	95.82%	94.71%	93.74%	93.18%

AVERAGE BALANCES
Assets	$10,520,469	$10,388,359	$10,313,707	$10,360,739	$10,319,454
Deposits	7,339,506	7,330,097	7,339,827	7,479,960	7,515,205
Loans	7,140,627	7,023,928	6,951,544	7,011,776	7,002,750
Earning assets	9,704,252	9,581,121	9,493,271	9,513,230	9,485,819
Shareholders’ equity	952,769	932,405	899,624	875,720	871,554

ENDING BALANCES
Assets	$10,564,752	$10,516,828	$10,400,666	$10,407,765	$10,429,099
Deposits	7,277,184	7,422,678	7,331,739	7,408,296	7,474,466
Loans	7,240,882	7,072,797	7,001,886	7,014,389	7,052,390
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,577	1,754	1,977	2,200	2,422
Earning assets	9,724,859	9,688,270	9,509,680	9,563,541	9,545,752
Total shareholders’ equity	924,429	937,439	916,977	884,877	862,265

NOTES:

(a) -	Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands)	June 30,	December 31,	June 30,
(Unaudited, except December 31, 2007, which is derived from the audited financial statements)	2008	2007	2007

ASSETS
Cash and due from banks	$195,930	$207,335	$210,722
Investment securities (at fair value) and federal funds sold	2,469,692	2,460,453	2,442,906
Loans held for sale	14,285	47,341	50,456
Loans:
Commercial loans	4,136,273	3,906,448	3,898,943
Mortgage loans	569,516	577,219	586,612
Installment loans	1,619,383	1,598,832	1,641,790
Home equity loans	697,729	691,922	712,021
Credit card loans	146,727	153,732	141,162
Leases	71,254	73,733	71,862

Total loans	7,240,882	7,001,886	7,052,390
Less allowance for loan losses	(98,239)	(94,205)	(94,432)

Net loans	7,142,643	6,907,681	6,957,958
Premises and equipment, net	126,021	130,469	133,493
Goodwill	139,245	139,245	139,245
Intangible assets	1,577	1,977	2,422
Accrued interest receivable and other assets	475,359	506,165	491,897

Total assets	$10,564,752	$10,400,666	$10,429,099

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,576,584	$1,482,480	1,424,892
Demand-interest bearing	698,829	727,966	755,931
Savings and money market accounts	2,367,825	2,295,147	2,262,828
Certificates and other time deposits	2,633,946	2,826,146	3,030,815

Total deposits	7,277,184	7,331,739	7,474,466

Securities sold under agreements to repurchase	1,239,925	1,256,080	1,302,175
Wholesale borrowings	953,759	705,121	578,659
Accrued taxes, expenses, and other liabilities	169,455	190,749	211,534

Total liabilities	9,640,323	9,483,689	9,566,834

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 92,026,350 at June 30, 2008, December 31, 2007 and June 30, 2007	127,937	127,937	127,937
Capital surplus	93,267	100,028	100,700
Accumulated other comprehensive loss	(51,434)	(43,085)	(82,073)
Retained earnings	1,041,473	1,027,775	1,012,699
Treasury stock, at cost, 11,180,046, 11,543,882 and 11,548,911 shares at June 30, 2008, December 31, 2007 and June 30, 2007, respectively	(286,814)	(295,678)	(296,998)

Total shareholders’ equity	924,429	916,977	862,265

Total liabilities and shareholders’ equity	$10,564,752	$10,400,666	$10,429,099

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2008	2008	2007	2007	2007

ASSETS
Cash and due from banks	$173,044	$171,028	$175,164	$180,426	$177,524
Investment securities/fed funds sold	2,515,546	2,508,125	2,494,975	2,455,777	2,440,015
Loans held for sale	48,079	49,068	46,752	45,677	43,054
Loans:
Commercial loans	4,069,305	3,941,573	3,839,242	3,868,235	3,845,395
Mortgage loans	577,178	584,000	581,370	586,911	596,758
Installment loans	1,584,825	1,587,267	1,615,035	1,640,380	1,636,669
Home equity loans	692,567	686,603	696,259	704,499	711,113
Credit card loans	147,242	150,575	149,466	143,312	141,294
Leases	69,510	73,910	70,172	68,439	71,521

Total loans	7,140,627	7,023,928	6,951,544	7,011,776	7,002,750
Less allowance for loan losses	94,002	93,804	92,667	94,393	92,298

Net loans	7,046,625	6,930,124	6,858,877	6,917,383	6,910,452

Total earning assets	9,704,252	9,581,121	9,493,271	9,513,230	9,485,819

Premises and equipment, net	126,488	128,185	132,129	133,303	135,255
Accrued interest receivable and other assets	610,687	601,829	605,810	628,173	613,154

TOTAL ASSETS	$10,520,469	$10,388,359	$10,313,707	$10,360,739	$10,319,454

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,518,841	$1,446,889	$1,435,358	$1,400,848	$1,408,827
Demand-interest bearing	709,922	702,115	699,675	714,216	763,907
Savings and money market accounts	2,366,296	2,318,899	2,262,818	2,224,048	2,293,567
Certificates and other time deposits	2,744,447	2,862,194	2,941,976	3,140,848	3,048,904

Total deposits	7,339,506	7,330,097	7,339,827	7,479,960	7,515,205

Securities sold under agreements to repurchase	1,312,436	1,310,364	1,517,241	1,555,235	1,458,982
Wholesale borrowings	711,132	618,572	369,685	256,356	280,914

Total funds	9,363,074	9,259,033	9,226,753	9,291,551	9,255,101
Accrued taxes, expenses and other liabilities	204,626	196,921	187,330	193,468	192,799

Total liabilities	9,567,700	9,455,954	9,414,083	9,485,019	9,447,900

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	92,313	96,048	99,749	100,511	102,355
Accumulated other comprehensive (loss) income	(40,757)	(32,170)	(60,430)	(77,215)	(72,170)
Retained earnings	1,059,840	1,032,036	1,028,170	1,020,979	1,012,675
Treasury stock	(286,564)	(291,446)	(295,802)	(296,492)	(299,243)

Total shareholders’ equity	952,769	932,405	899,624	875,720	871,554

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,520,469	$10,388,359	$10,313,707	$10,360,739	$10,319,454

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential

	Three months ended			Year ended			Three months ended
	June 30, 2008			December 31, 2007			June 30, 2007
FIRSTMERIT CORPORATION AND SUBSIDIARIES	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$173,044			$178,164			$177,524
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,021,209	23,609	4.70%	1,955,049	85,544	4.38%	1,936,833	20,359	4.22%
Obligations of states and political subdivisions (tax exempt)	279,757	4,270	6.14%	255,461	15,595	6.10%	256,153	3,883	6.08%
Other securities and federal funds sold	214,580	2,777	5.21%	244,749	17,127	7.00%	247,029	4,477	7.27%

Total investment securities and federal funds sold	2,515,546	30,656	4.90%	2,455,259	118,266	4.82%	2,440,015	28,719	4.72%
Loans held for sale	48,079	651	5.45%	56,036	3,050	5.44%	43,054	739	6.88%
Loans	7,140,627	105,889	5.96%	6,971,464	521,172	7.48%	7,002,750	131,369	7.52%

Total earning assets	9,704,252	137,196	5.69%	9,482,759	642,488	6.78%	9,485,819	160,827	6.80%
Allowance for loan losses	(94,002)			(92,662)			(92,298)
Other assets	737,175			750,527			748,409

Total assets	$10,520,469			$10,318,788			$10,319,454

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,518,841	—	—	$1,408,726	—	—	$1,408,827	—	—
Demand — interest bearing	709,922	591	0.33%	733,410	6,824	0.93%	763,907	1,876	0.99%
Savings and money market accounts	2,366,296	6,500	1.10%	2,266,070	54,166	2.39%	2,293,567	13,992	2.45%
Certificates and other time deposits	2,744,447	26,587	3.90%	3,045,715	146,559	4.81%	3,048,904	36,725	4.83%

Total deposits	7,339,506	33,678	1.85%	7,453,921	207,549	2.78%	7,515,205	52,593	2.81%

Securities sold under agreements to repurchase	1,312,436	8,319	2.55%	1,471,785	71,298	4.84%	1,458,982	18,005	4.95%
Wholesale borrowings	711,132	6,243	3.53%	326,460	20,601	6.31%	280,914	4,636	6.62%

Total interest bearing liabilities	7,844,233	48,240	2.47%	7,843,440	299,448	3.82%	7,846,274	75,234	3.85%

Other liabilities	204,626			191,096			192,799

Shareholders’ equity	952,769			875,526			871,554

Total liabilities and shareholders’ equity	$10,520,469			$10,318,788			$10,319,454

Net yield on earning assets	$9,704,252	88,956	3.69%	$9,482,759	343,040	3.62%	$9,485,819	85,593	3.62%

Interest rate spread			3.22%			2.96%			2.95%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	Quarters ended		Six months ended
(Unaudited)	June 30,		June 30,
(In thousands except per share data)	2008	2007	2008	2007
Interest income:
Interest and fees on loans, including held for sale	$106,516	$132,076	$222,804	$262,165
Interest and dividends on investment securities and federal funds sold	29,255	27,383	58,491	54,229

Total interest income	135,771	159,459	281,295	316,394

Interest expense:
Interest on deposits:
Demand-interest bearing	591	1,876	1,555	3,795
Savings and money market accounts	6,500	13,992	16,143	27,998
Certificates and other time deposits	26,587	36,725	58,574	72,805
Interest on securities sold under agreements to repurchase	8,319	18,005	19,861	34,790
Interest on wholesale borrowings	6,243	4,636	13,332	10,775

Total interest expense	48,240	75,234	109,465	150,163

Net interest income	87,531	84,225	171,830	166,231
Provision for loan losses	14,565	9,967	26,086	14,177

Net interest income after provision for loan losses	72,966	74,258	145,744	152,054

Other income:
Trust department income	5,824	6,096	11,274	11,692
Service charges on deposits	16,028	17,055	30,764	33,304
Credit card fees	12,146	11,712	23,303	22,811
ATM and other service fees	2,770	3,189	5,564	6,260
Bank owned life insurance income	3,217	3,290	6,418	6,458
Investment services and insurance	2,790	2,660	5,655	5,113
Investment securities gains, net	47	1	571	1
Loan sales and servicing income	1,885	1,911	3,276	7,349
Gain on Visa, Inc. redemption	—	—	7,898	—
Other operating income	4,051	3,016	6,889	4,818

Total other income	48,758	48,930	101,612	97,806

Other expenses:
Salaries, wages, pension and employee benefits	44,364	43,538	87,429	86,038
Net occupancy expense	6,204	6,521	12,958	13,207
Equipment expense	5,842	6,328	12,036	12,773
Stationery, supplies and postage	2,242	2,252	4,567	4,585
Bankcard, loan processing and other costs	7,356	7,607	14,600	15,077
Professional services	2,581	4,525	4,468	9,354
Amortization of intangibles	177	222	400	445
Other operating expense	11,784	10,382	25,326	21,422

Total other expenses	80,550	81,375	161,784	162,901

Income before federal income tax expense	41,174	41,813	85,572	86,959
Federal income tax expense	12,021	11,928	24,976	25,653

Net income	$29,153	$29,885	$60,596	$61,306

Other comprehensive income, net of taxes
Unrealized securities’ holding gain, net of taxes	$(22,119)	$(13,051)	$(10,510)	$(4,938)
Unrealized hedging (loss) gain, net of taxes	1,419	561	786	628
Minimum pension liability adjustment, net of taxes	873	1,746	1,746	1,746
Less: reclassification adjustment for securities’ gain realized in net income, net of taxes	31	1	371	1

Total other comprehensive income, net of taxes	(19,858)	(10,745)	(8,349)	(2,565)

Comprehensive income	$9,295	$19,140	$52,247	$58,741

Net income applicable to common shares	$29,153	$29,885	$60,596	$61,306

Net income used in diluted EPS calculation	$29,154	$29,889	$60,601	$61,314

Weighted average number of common shares outstanding — basic	80,855	80,426	80,755	80,270

Weighted average number of common shares outstanding — diluted	80,898	80,570	80,812	80,433

Basic earnings per share	$0.36	$0.37	$0.75	$0.76

Diluted earnings per share	$0.36	$0.37	$0.75	$0.76

Dividend per share	$0.29	$0.29	$0.58	$0.58

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

	Quarterly Results
(Unaudited)	2008	2008	2007	2007	2007
(Dollars in thousands, except share data)	2nd Q	1st Q	4th Q	3rd Q	2nd Q
Interest and fees on loans, including held for sale	$106,516	$116,288	$128,078	$133,860	$132,076
Interest and dividends — securities and federal funds sold	29,255	29,236	29,891	28,771	27,383

Total interest income	135,771	145,524	157,969	162,631	159,459

Interest on deposits:
Demand-interest bearing	591	964	1,352	1,677	1,876
Savings and money market accounts	6,500	9,643	12,667	13,501	13,992
Certificates and other time deposits	26,587	31,987	35,290	38,464	36,725
Securities sold under agreements to repurchase	8,319	11,542	16,994	19,514	18,005
Wholesale borrowings	6,243	7,089	5,505	4,321	4,636

Total interest expense	48,240	61,225	71,808	77,477	75,234

Net interest income	87,531	84,299	86,161	85,154	84,225
Provision for loan losses	14,565	11,521	9,334	7,324	9,967

Net interest income after provision for loan losses	72,966	72,778	76,827	77,830	74,258

Other income:
Trust department income	5,824	5,450	5,896	5,657	6,096
Service charges on deposits	16,028	14,736	17,067	17,003	17,055
Credit card fees	12,146	11,157	12,012	11,679	11,712
ATM and other service fees	2,770	2,794	3,055	3,306	3,189
Bank owned life insurance income	3,217	3,201	3,283	3,735	3,290
Investment services and insurance	2,790	2,865	3,121	3,007	2,660
Investment securities gains (losses), net	47	524	1,122	—	1
Loan sales and servicing income	1,885	1,391	1,551	1,411	1,911
Gain on Visa, Inc. redemption	—	7,898	—	—	—
Other operating income	4,051	2,838	2,886	3,326	3,016

Total other income	48,758	52,854	49,993	49,124	48,930

Other expenses:
Salaries, wages, pension and employee benefits	44,364	43,065	43,087	41,332	43,538
Net occupancy expense	6,204	6,754	6,284	6,188	6,521
Equipment expense	5,842	6,194	6,239	6,389	6,328
Stationery, supplies and postage	2,242	2,325	2,388	2,463	2,252
Bankcard, loan processing and other costs	7,356	7,244	7,482	7,222	7,607
Professional services	2,581	1,887	3,588	2,923	4,525
Amortization of intangibles	177	223	222	222	222
Other operating expense	11,784	13,542	14,005	17,291	10,382

Total other expenses	80,550	81,234	83,295	84,030	81,375

Income before income tax expense	41,174	44,398	43,525	42,924	41,813
Federal income taxes	12,021	12,955	12,066	12,662	11,928

Net income	$29,153	$31,443	$31,459	$30,262	$29,885

Other comprehensive income (loss), net of taxes	(19,858)	11,509	23,267	15,721	(10,745)

Comprehensive income	$9,295	$42,952	$54,726	$45,983	$19,140

Net income applicable to common shares	$29,153	$31,443	$31,459	$30,262	$29,885

Adjusted net income used in diluted EPS calculation	$29,154	$31,447	$31,463	$30,266	$29,889

Weighted-average common shares — basic	80,855	80,655	80,477	80,467	80,426

Weighted-average common shares — diluted	80,898	80,722	80,595	80,561	80,570

Basic net income per share	$0.36	$0.39	$0.39	$0.38	$0.37

Diluted net income per share	$0.36	$0.39	$0.39	$0.38	$0.37

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION
(Unaudited, except December 31, 2007 annual period which
is derived from the audited financial statements)
(Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	Jun 30	Mar 31	Dec 31	Sept 30	June 30	Dec 31
	2008	2008	2007	2007	2007	2007
Allowance for Credit Losses
Allowance for loan losses, beginning of period	$94,411	$94,205	$93,811	$94,432	$92,045	$91,342
Provision for loan losses	14,565	11,521	9,334	7,324	9,967	30,835
Charge-offs	14,830	14,669	11,768	12,347	10,609	44,148
Recoveries	4,093	3,354	2,828	4,402	3,029	16,176

Net charge-offs	10,737	11,315	8,940	7,945	7,580	27,972

Allowance for loan losses, end of period	$98,239	$94,411	$94,205	$93,811	$94,432	$94,205

Reserve for unfunded lending commitments, beginning of period	$7,903	$7,394	$7,409	$6,553	$6,746	$6,294
Provision for credit losses	(593)	509	(15)	856	(193)	1,100

Reserve for unfunded lending commitments, end of period	$7,310	$7,903	$7,394	$7,409	$6,553	$7,394

Allowance for Credit Losses	$105,549	$102,314	$101,599	$101,220	$100,985	$101,599

Ratios

Provision for loan losses as a % of average loans	0.82%	0.66%	0.53%	0.41%	0.57%	0.44%
Provision for credit losses as a % of average loans	-0.03%	0.03%	0.00%	0.05%	-0.01%	0.02%
Net charge-offs as a % of average loans	0.60%	0.65%	0.51%	0.45%	0.43%	0.40%
Allowance for loan losses as a % of period-end loans	1.36%	1.33%	1.35%	1.34%	1.34%	1.35%
Allowance for credit losses as a % of period-end loans	1.46%	1.45%	1.45%	1.44%	1.43%	1.45%
Allowance for loan losses as a % of nonperforming loans	268.52%	318.89%	299.70%	314.22%	295.08%	299.70%
Allowance for credit losses as a % of nonperforming loans	288.50%	345.59%	323.22%	339.04%	315.56%	323.22%

Asset Quality

Impaired loans:
Nonaccrual	$26,702	$19,777	$21,513	$20,165	$20,877	$21,513
Other nonperforming loans:
Nonaccrual	9,884	9,829	9,920	9,690	11,125	9,920

Total nonperforming loans	36,586	29,606	31,433	29,855	32,002	31,433

Other real estate (“ORE”)	5,053	5,695	5,829	4,344	5,036	5,829

Total nonperforming assets (“NPAs”)	$41,639	$35,301	$37,262	$34,199	$37,038	$37,262

NPAs as % of period-end loans + ORE	0.57%	0.50%	0.53%	0.49%	0.52%	0.53%

Past due 90 days or more & accruing interest	$10,654	$10,931	$11,702	$13,107	$10,536	$11,702

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL
(Unaudited)
(Dollars in thousands)

	2008	2008	2007	2007	2007
QUARTERLY OTHER INCOME DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Trust department income	$5,824	$5,450	$5,896	$5,657	$6,096
Service charges on deposits	16,028	14,736	17,067	17,003	17,055
Credit card fees	12,146	11,157	12,012	11,679	11,712
ATM and other service fees	2,770	2,794	3,055	3,306	3,189
Bank owned life insurance income	3,217	3,201	3,283	3,735	3,290
Investment services and insurance	2,790	2,865	3,121	3,007	2,660
Investment securities gains (losses), net	47	524	1,122	—	1
Loan sales and servicing income	1,885	1,391	1,551	1,411	1,911
Visa redemption	—	7,898	—	—	—
Other operating income	4,051	2,838	2,886	3,326	3,016

Total Other Income	$48,758	$52,854	$49,993	$49,124	$48,930

	2008	2008	2007	2007	2007
QUARTERLY OTHER EXPENSES DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Salaries, wages, pension and employee benefits	$44,364	$43,065	$43,087	$41,332	$43,538
Net occupancy expense	6,204	6,754	6,284	6,188	6,521
Equipment expense	5,842	6,194	6,239	6,389	6,328
Taxes, other than federal income taxes	1,701	1,702	1,274	1,984	1,655
Stationery, supplies and postage	2,242	2,325	2,388	2,463	2,252
Bankcard, loan processing and other costs	7,356	7,244	7,482	7,222	7,607
Advertising	2,489	2,666	2,989	3,332	1,260
Professional services	2,581	1,887	3,588	2,923	4,525
Telephone	994	1,019	1,006	1,142	1,094
Amortization of intangibles	177	223	222	222	222
Other operating expense	6,600	8,155	8,736	10,833	6,373

Total Other Expenses	$80,550	$81,234	$83,295	$84,030	$81,375

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

	Quarters ended		Year ended	Six months ended
(Unaudited)	June 30,		December 31,	June 30,
(Dollars in thousands)	2008	2007	2007	2008	2007

Allowance for loan losses — beginning of period	$94,411	$92,045	$91,342	$94,205	$91,342
Loans charged off:
Commercial	3,718	1,212	7,856	7,171	1,660
Mortgage	1,229	1,568	5,026	2,509	2,558
Installment	5,620	4,321	18,343	11,624	9,067
Home equity	1,226	1,478	4,151	2,292	2,298
Credit cards	2,500	2,025	8,497	4,793	4,424
Leases	—	5	41	—	26
Overdrafts	537	—	234	1,110	—

Total	14,830	10,609	44,148	29,499	20,033

Recoveries:
Commercial	1,032	11	4,351	1,754	2,889
Mortgage	7	—	44	39	8
Installment	2,099	2,092	8,021	3,841	4,206
Home equity	142	307	1,265	242	564
Credit cards	557	474	1,842	1,016	948
Manufactured housing	54	96	323	126	170
Leases	31	49	286	69	161
Overdrafts	171	—	44	360	—

Total	4,093	3,029	16,176	7,447	8,946

Net charge-offs	10,737	7,580	27,972	22,052	11,087
Provision for loan losses	14,565	9,967	30,835	26,086	14,177

Allowance for loan losses — end of period	$98,239	$94,432	$94,205	$98,239	$94,432

Average loans outstanding	$7,140,627	$7,002,750	$6,971,464	$7,082,279	$6,961,099

Ratio to average loans:
(Annualized) net charge-offs	0.60%	0.43%	0.40%	0.63%	0.32%

Provision for loan losses	0.82%	0.57%	0.44%	0.74%	0.41%

Loans outstanding — period-end	$7,240,882	$7,052,390	$7,001,886	$7,240,882	$7,052,390

Allowance for credit losses:	$105,549	$100,985	$101,599	$105,549	$100,985

As a multiple of (annualized) net charge-offs	2.44	3.32	3.63	2.38	4.52

Allowance for loan losses:
As a percent of period-end loans outstanding	1.36%	1.34%	1.35%	1.36%	1.34%

As a multiple of (annualized) net charge-offs	2.27	3.11	3.37	2.22	4.22